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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 15, 2005


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2004-017
                (BY HARTFORD LIFE INSURANCE COMPANY AS DEPOSITOR)
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-112244-17            NOT APPLICABLE
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2004-017
                       C/O HARTFORD LIFE INSURANCE COMPANY
                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000


                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 8.01 OTHER EVENTS.

         On February 15, 2005, an interest payment was made to the holders of the Floating Rate IncomeNotes(sm) due December 15, 2014 of Hartford Life Global Funding Trust 2004-017 (the "Trust"). Details of such payment are included in the Administrative Report of the Trust filed as Exhibit 99.1 hereto. No trustee fees or other trust expenses have been paid by the Trust.

         No matters have occurred since the formation of the Trust which would be reportable under Item 1 (Legal Proceedings), Item 2 (Changes in Securities, Use of Proceeds and Issuer Purchases of Equity Securities), Item 4 (Submission of Matters to a Vote of Security Holders), or Item 5 (Other Information) of Part II of the Quarterly Report on Form 10-Q, to the extent applicable to the Trust.

         For information relating to Hartford Life Insurance Company ("HLIC"), please see HLIC's (Commission file number 002-46577) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports and other information that PLIC has filed electronically with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1   Administrative Report of the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARTFORD LIFE GLOBAL FUNDING TRUST 2004-017
                                    (BY HARTFORD LIFE INSURANCE COMPANY AS
                                    DEPOSITOR)

DATE: FEBRUARY 24, 2005             BY:  /s/ Jeffrey L. Johnson
                                    -------------------------------------------
                                    Name:  Jeffrey L. Johnson
                                    Title: Assistant Vice President

                                  EXHIBIT INDEX

  EXHIBIT
   NUMBER                                     DESCRIPTION
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Exhibit 99.1 Indenture Trustee's report in respect of the February 15, 2005 payment to holders of the notes issued by the Hartford Life Global Funding Trust 2004-017.